UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2025

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6625 Badura Avenue
Las Vegas, Nevada 89118
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

As previously disclosed on a Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2025 (the “Prior 8-K”), Skillz Inc. (the “Company”) appointed Michael Darwal as its Chief Financial Officer effective as of January 12, 2026 (the “Effective Date”), succeeding Gaetano Franceschi in such role as of such date. On December 23, 2025, Mr. Darwal notified that Company of his decision to withdraw his acceptance of the Chief Financial Officer position, effective immediately, and therefore he will not be appointed as Chief Financial Officer effective as of the Effective Date, as previously disclosed by the Prior 8-K.

In connection with the foregoing, the Company and Mr. Franceschi have entered into a side letter (the “Side Letter”) with respect to that certain Transition and Separation Agreement, dated December 17, 2025 (the “Transition and Separation Agreement”), described in the Prior 8-K. Pursuant to the Side Letter, Mr. Franceschi’s Termination Date (as such term is defined in the Transition and Separation Agreement), will be extended until March 31, 2026, with the Company’s option to further extend through June 30, 2026. Mr. Franceschi will continue in the position of Chief Financial Officer until a permanent successor is appointed and will continue to receive the same base salary and benefits as provided to executive officers in the ordinary course, and will be eligible to receive a 2026 annual bonus opportunity consistent with Mr. Franceschi’s offer letter with the Company, dated as of October 17, 2023, prorated based on Mr. Franceschi’s Termination Date, and which will be paid based on the Company’s actual performance at the same time as 2026 bonuses are paid to similarly situated executives. The terms and conditions of the Transition and Separation Agreement otherwise remain unchanged.

The Company is conducting a search to identify a permanent successor for the Chief Financial Officer position and will announce a successor at the conclusion of the on-going search process.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Todd A. Valli
	Name:	Todd A. Valli
	Title:	Chief Accounting Officer
Date: December 30, 2025